                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                          MICROVISION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5)  Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
         -----------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     3)  Filing Party:
         -----------------------------------------------------------------------
     4)  Date Filed:
         -----------------------------------------------------------------------

                               MICROVISION, INC.

                                ----------------

                         NOTICE OF 1999 ANNUAL MEETING

                                 JUNE 10, 1999

                            ------------------------

Dear Microvision Shareholder:

    The Annual Meeting of Shareholders of Microvision, Inc. (the "Company") will be held on the second floor of our offices, located at 19910 North Creek Parkway, Bothell, Washington on June 10, 1999, at 9:00 a.m. for the following purposes:

    1.  To elect ten directors to serve one-year terms;

    2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 1999; and

    3.  To conduct any other business that may properly come before the meeting.

    If you were a shareholder of record on April 14, 1999, you will be entitled to vote on these matters. A list of shareholders as of the record date will be available for shareholder inspection at the headquarters of the Company, 19910 North Creek Parkway, Bothell, Washington.

    At the meeting, you will have an opportunity to ask questions about Microvision and its operations. Details of the business to be conducted at the meeting are more fully described in the accompanying Proxy Statement.

    Regardless of the number of shares you own, your vote is important. Please sign, date and return the proxy card in the enclosed envelope at your earliest convenience.

    We look forward to seeing you. Thank you for your ongoing support of and interest in Microvision.

                                          Sincerely,

                                          RICHARD F. RUTKOWSKI

                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

May 7, 1999

Bothell, Washington

                                PROXY STATEMENT
                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING...........................     3

INFORMATION ABOUT MICROVISION COMMON STOCK OWNERSHIP......................     5

INFORMATION ABOUT DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT
  EMPLOYEES...............................................................     7

The Board of Directors....................................................     7
The Committees of the Board...............................................     7
How We Compensate Directors...............................................     7
The Executive Officers....................................................     8
How We Compensate Executive Officers......................................     8
Report on Executive Compensation for 1998.................................    10
Stock Performance Graph...................................................    12
Significant Employees.....................................................    12
Certain Relationships and Related Transactions............................    14

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD..........................    14
Proposal 1: Election of Directors.........................................    14
Proposal 2: Ratification of Independent Auditors..........................    17
  Other Business..........................................................    18

INFORMATION ABOUT SHAREHOLDER PROPOSALS AND NOMINATING DIRECTOR
  CANDIDATES..............................................................    18
Shareholder Proposals.....................................................    18
Director Candidates.......................................................    18

                                   IMPORTANT

    Whether or not you expect to attend the Annual Meeting in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly signing, dating, and returning the Proxy will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your Proxy will not prevent you from voting your shares at the meeting if you desire to do so, as your Proxy is revocable at your option.

                               MICROVISION, INC.
                           19910 NORTH CREEK PARKWAY
                           BOTHELL, WASHINGTON 98011

                            ------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 10, 1999

                            ------------------------

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q: Why did you send me this Proxy Statement?

A: We sent you this Proxy Statement and the enclosed proxy card because
    Microvision's Board of Directors is soliciting your proxy to vote at the 1999 Annual Meeting of Shareholders.

    This Proxy Statement summarizes the information regarding the matters to be voted upon at the Annual Meeting. You do not need to attend the Annual Meeting, however, to vote your shares. You may simply complete, sign and return the enclosed proxy card.

    We mailed this Proxy Statement to all shareholders entitled to vote on or about May 7, 1999. If you owned shares of our common stock at the close of business on April 14, 1999, our record date, you are entitled to vote those shares. On the record date, there were 6,622,967 shares of Microvision common stock outstanding, our only class of voting stock.

Q: How many votes do I have?

A: You have one vote for each share of Microvision common stock that you owned on the record date. The proxy card will indicate the number.

Q: How do I vote by proxy?

A: If you properly fill in your proxy card and deliver it to us by June 10, 1999, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

    - "FOR" electing all ten nominees for Director, and

    - "FOR" ratifying PricewaterhouseCoopers LLP as our auditors for the 1999 fiscal year.

    If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time we printed this Proxy Statement, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

Q: May my broker vote for me?

A: Under the rules of the National Association of Securities Dealers, if your broker holds your shares in its "street" name, the broker may vote your shares on Proposal 1 or 2 even if it does not receive instructions from you.

Q: May I revoke my proxy?

A: Yes. You may change your mind after you send in your proxy card by following these procedures. To revoke your proxy:

    1.  Send in another signed proxy with a later date;

    2. Send a letter revoking your proxy to Microvision's Secretary at the Company's offices in Bothell, Washington; or

    3.  Attend the Annual Meeting and vote in person.

Q: What is the quorum requirement for the meeting?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner, or (2) the broker lacks discretionary voting power to vote such shares.

Q: What is the effect of abstentions and broker non-votes?

A: Abstentions and broker non-votes will have no effect on the election of directors or the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's auditors for 1999.

Q: How do I vote in person?

A: If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. If your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee. The account statement or letter must show that you were the direct or indirect (beneficial) owner of the shares on April 14, 1999, the record date for voting.

Q: What vote is required to approve each proposal?

A: The ten nominees for Director who receive the most votes will be elected. So, if you do not vote for a nominee, or you indicate "withhold authority to vote" for a nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

    A majority of the shares of Microvision common stock voting at the Annual Meeting is required to ratify PricewaterhouseCoopers LLP as our accountants for fiscal year 1999. So, if you do not vote, or if you abstain from voting, it has no effect on this vote.

Q: Is voting confidential?

A: We keep all the proxies, ballots and voting tabulations private as a matter of practice. We only let our Inspector of Election examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will forward to management, however, any written comments that you make on the proxy card or elsewhere.

Q: What are the costs of soliciting these proxies?

A: Microvision will pay all the costs of soliciting these proxies. Although we are mailing these proxy materials, our officers and employees may also solicit proxies by telephone, by fax or other electronic means of communication, or in person. We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

Q: Who should I call if I have any questions?

A: If you have any questions about the Annual Meeting or voting, or your ownership of Microvision common stock, please call Richard A. Raisig, our Secretary, at (425) 415-6847. Mr. Raisig's e-mail address is
    "richardr@mvis.com."

              INFORMATION ABOUT MICROVISION COMMON STOCK OWNERSHIP

Q: How much stock is owned by 5% shareholders, directors and executive officers?

R: The following table shows as of April 8, 1999, to the best of the Company's knowledge, the number of shares of Microvision common stock beneficially owned by all persons we know to be beneficial owners of at least 5% of Microvision's common stock, Microvision's directors, the executive officers named in the Summary Compensation Table on page 8 of this Proxy Statement and all directors and executive officers as a group.

                                                                                                    PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                        NUMBER OF SHARES(1)    COMMON STOCK(2)
--------------------------------------------------------------------------  -------------------  -------------------
Margaret Elardi(3)........................................................          600,600                 9.1%
3411 Las Vegas Blvd. South
Las Vegas, NV 89109

Capital Ventures International(4).........................................          586,388                 8.7%
One Capitol Place
Grand Cayman, Cayman Islands BWI

Richard F. Rutkowski(5)...................................................          442,992                 6.3%
c/o Microvision, Inc.
19910 North Creek Parkway
Bothell, WA 98011

George M. Galpin(6).......................................................          385,350                 5.6%
20 West Dayton, Suite D-5
Edmonds, WA 98020

Stephen R. Willey(7)......................................................          342,960                 4.9%
c/o Microvision, Inc.
19910 North Creek Parkway
Bothell, WA 98011

Walter J. Lack............................................................          217,537                 3.3%
10100 Santa Monica Blvd., 16th Floor
Los Angeles, CA 90067

Richard A. Raisig(8)......................................................          136,015                 2.0%
c/o Microvision, Inc.
19910 North Creek Parkway
Bothell, WA 98011

Robert A. Ratliffe........................................................           16,650                   *
2300 Carillon Point
Kirkland, WA 98033

Jacob Brouwer.............................................................           10,400                   *
1200 West Pender Street, Suite 1200
Vancouver, B.C. VGE 259
Canada

Richard A. Cowell.........................................................           10,400                   *
c/o Booz, Allen & Hamilton
4301 N. Fairfax Drive, Suite 200
Arlington, VA 22203

                                                                                                    PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                        NUMBER OF SHARES(1)    COMMON STOCK(2)
--------------------------------------------------------------------------  -------------------  -------------------
William A. Owens..........................................................            4,000                   *
c/o Teledesic
2300 Carillon Point
Kirkland, WA 98033

Douglas Trumbull..........................................................            4,000                   *
c/o Entertainment Design Workshop
1375 Boardman Street
Sheffield, MA 01257

All executive officers and directors as a group (10 persons)..............        1,785,554                22.1%

------------------------

*   Less than 1% of the outstanding shares of Common Stock.

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire them within 60 days are treated as outstanding for determining the amount and percentage of Common Stock owned by such individual. To the Company's knowledge, except as noted, each person has sole voting and sole investment power with respect to the shares shown, subject to community property laws, where applicable.

(2) Rounded to the nearest 1/10th of one percent, based on 6,622,967 shares of Common Stock outstanding at April 8, 1999, assuming no exercise of the Public Warrants, the Representatives' Warrants, or any other outstanding options or warrants and no conversions of preferred stock.

(3) Includes 600,000 shares issuable upon the conversion of preferred stock and the exercise of warrants and conversion of underlying convertible preferred stock.

(4) Capital Ventures International filed a Schedule 13G reporting beneficial ownership of more than 5% of the Company's Common Stock on or about April 8, 1999. According to the filing, Capital Ventures International has shared voting and dispositive power over 586,388 shares. Heights Capital Management, Inc. is the investment advisor to Capital Ventures International and, as such, may exercise voting and dispositive power over these shares.

(5) Includes 409,517 shares issuable upon exercise of Public Warrants and options.

(6) Mr. Galpin filed an amended Schedule 13G reporting his beneficial ownership of more than 5% of the Company's Common Stock on or about January 11, 1999. According to the filing, Mr. Galpin had sole voting and dispositive power over 314,700 shares (including 240,500 shares underlying Public Warrants); shared voting power over 43,750 shares; and shared dispositive power over 26,900 shares (including 14,000 shares underlying Public Warrants).

(7) Includes 310,575 shares issuable upon exercise of Public Warrants and options.

(8) Includes 126,015 shares issuable upon exercise of options.

Q: Did directors, executive officers and greater-than-10% shareholders comply with the beneficial ownership reporting requirements under Section 16(a) of the Securities Exchange Act of 1934 in 1998?

A: Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and greater-than-10% shareholders file reports with the SEC relating to their initial beneficial ownership of Microvision's securities and any subsequent changes. They must also provide us with copies of the reports.

    Based on copies of reports furnished to us, we believe that all of these reporting persons complied with their filing requirements for 1998, except that Stephen R. Willey, William Owens, Douglas Trumbull, Jacob Brouwer, Richard Cowell and Robert Ratliffe each filed one late report.

                INFORMATION ABOUT DIRECTORS, EXECUTIVE OFFICERS
                           AND SIGNIFICANT EMPLOYEES

THE BOARD OF DIRECTORS

    The Board of Directors oversees the business and affairs of Microvision and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the President, other key executives and our principal external advisers by reading the reports and other materials that we send them regularly and by participating in Board and committee meetings. Directors of the Company hold office until the next annual meeting of shareholders or until their successors have been elected and duly qualified.

    The Board met six times during 1998. Each director attended at least 75% of the meetings of the Board and committees on which they serve. The Board also approved certain actions by unanimous written consent.

THE COMMITTEES OF THE BOARD

    The Board has an Audit Committee, a Compensation Committee and a Finance Committee. There is no standing nominating or other committee that recommends qualified candidates to the Board for election as Directors. The entire Board performs these duties. In addition, our Bylaws provide a procedure for you to recommend candidates for election as directors at an Annual Meeting. For more information, see below at page 18 under "Information about Shareholder Proposals and Nominating Director Candidates."

    THE AUDIT COMMITTEE. The Audit Committee reviews the Company's accounting practices and internal accounting controls and financial results, and oversees the engagement of the Company's independent auditors.

    Messrs. Cowell and Lack currently serve on the Audit Committee, with Mr. Cowell serving as Chairman. The Audit Committee met one time during 1998.

    THE COMPENSATION COMMITTEE. The Compensation Committee makes recommendations to the Board regarding salaries, incentives, and other forms of compensation for directors, officers, and other key employees of the Company, and administers policies relating to compensation and benefits. The Compensation Committee also serves as the Plan Administrator for our stock option plans, except for the granting of options to executive officers, which grants are made by the Board. The Compensation Committee's Report on Executive Compensation for 1998 is set forth below beginning on page 10.

    Messrs. Lack, Ratliffe, Rutkowski and Raisig currently serve as members of the Compensation Committee, with Mr. Lack serving as Chairman. The Compensation Committee met two times during 1998.

    THE FINANCE COMMITTEE. The Finance Committee makes recommendations to the Board on matters related to financing and our capitalization. Messrs. Rutkowski, Lack, Brouwer and Raisig are the current members of the Finance Committee, with Mr. Rutkowski serving as Chairman. The Finance Committee met three times during fiscal 1998.

HOW WE COMPENSATE DIRECTORS

    Pursuant to the 1996 Independent Director Stock Plan (the "Director Plan"), each non-employee director ("Independent Director") receives an annual award of Common Stock ("Annual Award") each time he or she is elected to the Board (or, if directors are elected to serve terms longer than one year, as of the date of each annual shareholders' meeting during that term). The number of shares awarded in the Annual Award is equivalent to the result of $20,000 divided by the fair market value of a share on the date of the award, rounded to the nearest 100 shares (or a fraction thereof if the Independent Director is elected or appointed to the Board at any time other than at the annual meeting of shareholders). Shares issued pursuant to an Annual Award vest in full on the earlier of one year from the date of grant or on the day prior to the next annual meeting of shareholders subsequent to the date on which the Annual Award was granted. If any shares awarded under the Director Plan are forfeited, such shares will again be available for purposes of the Director Plan. Unless earlier suspended or terminated by the Board, the Director Plan will continue in effect until the earlier of: (i) ten years from the date on which it is adopted by the Board and (ii) the date on which all shares available for issuance under the Director Plan have been issued.

    Non-employee directors receive a fee of $1,000 per committee meeting attended, excluding committee meetings held in conjunction with a meeting of the Board of Directors. All directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in attending meetings of the Board of Directors.

THE EXECUTIVE OFFICERS

    Executive officers are elected by the Board of Directors of the Company and hold office until their successors are elected and duly qualified.

HOW WE COMPENSATE EXECUTIVE OFFICERS

    The following table shows salaries, bonuses and other compensation paid during the last three years to our Chief Executive Officer and our next two most highly compensated executive officers. No other executive officer received annual salary and bonuses exceeding $100,000 in the fiscal year ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                                            LONG-TERM
                                                                                                          COMPENSATION
                                                                                                             AWARDS
                                                                   ANNUAL COMPENSATION                    -------------
                                                  ------------------------------------------------------   SECURITIES
NAME AND                                            FISCAL      SALARY       BONUS       OTHER ANNUAL      UNDERLYING
PRINCIPAL POSITION                                   YEAR         ($)     ($)(1)(2)(3) COMPENSATION ($)      OPTIONS
------------------------------------------------  -----------  ---------  -----------  -----------------  -------------
Richard F. Rutkowski ...........................        1998     175,000     105,000              --               --
  Chief Executive Officer                               1997     145,000     100,000              --          340,000
  and President                                         1996     126,250     107,500              --               --

Stephen R. Willey ..............................        1998     150,000      88,000              --          238,000
  Executive Vice President                              1997     130,000      85,000              --               --
                                                        1996      78,333      92,320          36,667(4)            --

Richard A. Raisig ..............................        1998     130,000      64,000              --               --
  Chief Financial Officer,                              1997     120,000      75,000              --          136,000
  Vice President, Operations,                           1996      40,729      15,000              --          100,000
  and Secretary

------------------------

(1) Bonus amounts for 1998 include amounts paid in 1999 for services performed in 1998.

(2) Bonus amounts for 1997 include amounts paid in 1998 for services performed in 1997. Mr. Raisig's bonus included a portion related to the four month period ended December 31, 1996.

(3) Bonus amounts for 1996 include amounts paid in 1997 for services performed in 1996.

(4) Represents payments in consideration of consulting services rendered to the Company by Mr. Willey prior to and concurrent with Mr. Willey's employment with the Company.

OPTION GRANTS IN 1998

    The following table provides information on option grants in fiscal 1998 to Mr. Stephen R. Willey, Executive Vice President. None of the other officers named in the Summary Compensation Table were granted options in fiscal 1998.

                                                                                      POTENTIAL REALIZABLE
                                                                                             VALUE
                                                                                       AT ASSUMED ANNUAL
                                                                                             RATES
                               NUMBER OF     PERCENT OF                                  OF STOCK PRICE
                              SECURITIES        TOTAL                                     APPRECIATION
                              UNDERLYING   OPTIONS GRANTED   EXERCISE                  FOR OPTION TERM(1)
                                OPTIONS     TO EMPLOYEES       PRICE     EXPIRATION   --------------------
NAME                            GRANTED        IN 1998        ($/SH)        DATE         5%         10%
----------------------------  -----------  ---------------  -----------  -----------  ---------  ---------
Stephen R. Willey...........      56,000           9.73          14.00      10/1/08   $ 159,100  $ 704,200
                                  56,000           9.73          17.50      10/1/08   $       0  $ 508,200
                                  56,000           9.73          21.88      10/1/08   $       0  $ 262,900
                                  56,000           9.73          27.34      10/1/08   $       0  $       0
                                  14,000           2.43          34.18      10/1/08   $       0  $       0

------------------------

(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided pursuant to the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.

    AGGREGATED OPTION VALUES AS OF YEAR-END 1998. The following table provides information concerning the exercise of stock options by the officers named in the Summary Compensation Table and the value of unexercised stock options held by those officers at December 31, 1998.

                                                NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                               UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                                            OPTIONS AT DECEMBER 31, 1998      AT DECEMBER 31, 1998,
                           NUMBER OF     -----------------------------------           (1)
                        SHARES ACQUIRED    VALUE                              ----------------------
NAME                      ON EXERCISE    REALIZED   EXERCISABLE  UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----------------------  ---------------  ---------  -----------  -----------  ---------  -----------
Richard F.
  Rutkowski...........        30,000     $ 264,900     381,517      240,000   $2,651,697  $       0
Stephen R. Willey.....         3,000     $  20,100     307,875      224,000   $2,560,275  $       0
Richard A. Raisig.....        10,000     $  17,500      98,047      127,953   $ 392,736   $ 113,203

------------------------

(1) Calculated based on a closing price of $13.00 per share on December 31, 1998.

EMPLOYMENT AGREEMENTS

    Pursuant to his employment agreement with the Company effective October 1, 1997, Mr. Rutkowski receives an annual base salary of $145,000, subject to increases as determined by the Board of Directors, and an annual cash performance bonus in an amount to be determined by the Board of Directors. In January 1998, Mr. Rutkowski's base salary was adjusted to $175,000 and he was awarded a bonus of $100,000 for services performed during 1997. In 1997, Mr. Rutkowski received options to purchase up to an aggregate of 340,000 shares of Common Stock for service to the Company during the period October 1, 1997 through December 31, 2001. These options have ten-year terms, vest quarterly, and will immediately vest and become exercisable upon the occurrence of certain events following a change in control. Mr. Rutkowski is entitled to all benefits offered generally to the Company's employees. Upon termination without cause of Mr. Rutkowski's employment by the Company, Mr. Rutkowski's stock options will continue to vest and Mr. Rutkowski will be entitled to a severance payment. The Employment Agreement expires, unless previously terminated, on December 31, 2001. In January 1999, Mr. Rutkowski's base salary was adjusted to $200,000 and he was awarded a bonus of $105,000 for services performed during 1998.

    Pursuant to his employment agreement with the Company effective October 1, 1998, Mr. Willey receives an annual base salary of $150,000, subject to increases as determined by the Board of Directors, and an annual cash performance bonus in an amount to be determined by the Board of Directors. In addition, Mr. Willey received options to purchase up to an aggregate of 238,000 shares of Common Stock for service to the Company during the period October 1, 1998 through December 31, 2002. These options have ten-year terms, vest quarterly, and will immediately vest and become exercisable upon the occurrence of certain events following a change in control. Mr. Willey is entitled to all benefits offered generally to the Company's employees. Upon termination without cause of Mr. Willey's employment by the Company, Mr. Willey's stock options will continue to vest and Mr. Willey will be entitled to a severance payment. The Employment Agreement expires, unless previously terminated, on December 31, 2002. In January 1999, Mr. Willey's base salary was adjusted to $170,000 and he was awarded a bonus of $88,000 for services performed during 1998.

    Pursuant to his employment agreement with the Company, effective October 1, 1997, Mr. Raisig receives an annual base salary of $130,000, subject to increases as determined by the Board of Directors, and an annual cash performance bonus in an amount to be determined by the Board of Directors. In January 1998, Mr. Raisig was awarded a bonus of $75,000 for services performed during 1997 and four months in 1996. In 1997, Mr. Raisig received options to purchase up to an aggregate of 136,000 shares of Common Stock for service to the Company during the period October 1, 1997 through December 31, 2000. These options have ten-year terms, vest quarterly, and will immediately vest and become exercisable upon the occurrence of certain events following a change in control. Mr. Raisig is entitled to all benefits offered generally to the Company's employees. Upon termination without cause of Mr. Raisig's employment by the Company, Mr. Raisig's stock options will continue to vest and Mr. Raisig will be entitled to a severance payment. The employment agreement expires, unless previously terminated, on December 31, 2000. In January 1999, Mr. Raisig's base salary was adjusted to $150,000 and he was awarded a bonus of $64,000 for services performed during 1998.

CERTAIN TAX CONSIDERATIONS RELATED TO EXECUTIVE COMPENSATION

    As a result of Section 162(m) of the Internal Revenue Code of 1986, as amended, in the event that compensation paid by the Company to a "covered employee" (the chief executive officer and the next four highest paid employees) in a year were to exceed an aggregate of $1,000,000, the Company's deduction for such compensation could be limited to $1,000,000.

                   REPORT ON EXECUTIVE COMPENSATION FOR 1998
                         BY THE COMPENSATION COMMITTEE

EXECUTIVE COMPENSATION PHILOSOPHY

    The Compensation Committee of the Board of Directors is comprised of two outside directors and two representatives from management. The Compensation Committee is responsible for evaluating compensation levels and compensation programs for executives and for making recommendations to the Board regarding appropriate compensation awards for executive management.

    The executive compensation program of the Company is designed to attract, retain and motivate executive officers capable of leading the Company to meet its business objectives, to incentivize executive management, to enhance long term shareholder value and to reward executive management based on contributions to both the short and long term success of the Company. The Compensation Committee's philosophy is for the Company to use compensation policies and programs that align the interests of executive management with those of the shareholders and to provide compensation programs that incentivize and reward both the short and long term performance of the executive officers based on the success of the Company in meeting its business objectives.

EXECUTIVE COMPENSATION COMPONENTS

    BASE SALARY. Recommendations for base salaries for executive officers are made at levels believed by the Compensation Committee to be sufficient to attract and retain qualified executive officers based on the stage of development of the Company and the market practices of other companies. A change in base salary of an executive officer is based on an evaluation of the performance of the executive and of the performance of the Company as a whole. In determining recommended base salaries, the Compensation Committee not only considers the short term performance of the Company, but also the success of the executive officers in developing and executing the Company's strategic plans, developing management employees and exercising leadership in the development of the Company.

    INCENTIVE BONUS. The Compensation Committee believes that a significant portion of the total cash compensation for executive officers should be based on the Company's success in meeting its short term performance objectives and contributions by the executive officers that enable the Company to meet its long term objectives, and has structured the executive compensation program to reflect this philosophy. This approach creates a direct incentive for executive officers to achieve desired short term corporate goals that also further the long term objectives of the Company, and places a significant portion of each executive officer's annual compensation at risk.

    STOCK OPTIONS. The Compensation Committee believes that equity participation is a key component of the Company's executive compensation program. Stock options are awarded by the Board of Directors to executive officers primarily based on potential contributions to the Company's growth and development and marketplace practices. These awards are designed to retain executive officers and to motivate them to enhance shareholder value by aligning the financial interests of executive officers with those of shareholders. Stock options provide an effective incentive for management to create shareholder value over the long term because the full benefits of the option grants cannot be realized unless an appreciation in the price of the Company's common stock occurs over a number of years.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    Based on the executive compensation policy and components described above, the Compensation Committee recommended the salary and incentive bonus received by Richard F. Rutkowski, the President and Chief Executive Officer of the Company for services rendered in fiscal 1998. Mr. Rutkowski received a base salary of $175,000 for 1998 and also earned a bonus of $105,000 for the year. The Company did not grant Mr. Rutkowski any stock options in 1998. Mr. Rutkowski earned the bonus based upon leading the Company to achieving a record year in revenue, the progress made in the staff and organizational development of the Company, and advances in the market acceptance and commercialization of the Company's technology.

COMPENSATION COMMITTEE

Walter J. Lack, Chairman

Robert Ratliffe

Richard F. Rutkowski

Richard A. Raisig

                            STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total shareholder return on an initial $100 investment in the Company's Common Stock (assuming the reinvestment of dividends) since August 27, 1996 (the date the Company's Common Stock began trading on the Nasdaq National Market) to two indices: the Nasdaq Stock Market Index and an index of peer companies selected by the Company ("Peer Index"). The companies in the Peer Index are as follows: Kopin Corporation, Planar Corporation, and Three Five Systems, Inc. The past performance of the Company's Common Stock is not an indication of future performance. There can be no assurance that the price of the Company's Common Stock will appreciate at any particular rate or at all in future years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MICROVISION   NASDAQ STOCK MARKET INDEX    COMPANY DETERMINED PEER INDEX
08/27/96        $100.00                     $100.00                          $100.00
12/31/96         $76.19                     $113.33                          $111.53
12/31/97        $266.67                     $137.84                          $134.61
12/31/98        $247.62                     $192.47                          $145.50

SIGNIFICANT EMPLOYEES

    TODD R. MCINTYRE has served as Vice President, Business Development since January 1996. Mr. McIntyre is responsible for establishing relationships with third parties for the development of products incorporating the VRD technology. Prior to 1996, Mr. McIntyre held business development and marketing positions with several development stage companies, including Southern Limited Partnership, a magazine and book publisher; Sasquatch Publishing Company, Inc., a magazine and book publisher; SPRY Inc., an Internet software products publisher; and Notable Technologies, Inc., a wireless telecommunications products manufacturer.

    ANDREW LEE has served as Vice President, Sales since September 1997. From January 1997 to September 1997, Mr. Lee served as Vice President, Sales and Marketing of the Company. Mr. Lee is responsible for developing and implementing the Company's sales strategy. From January 1992 to January 1997, Mr. Lee was Senior Director, National Systems Sales, for AEI Music Network, Inc., the largest audio-visual systems integrator in the United States. From January 1989 to December 1991, Mr. Lee was Director, Sales and Marketing, for ADB Industries Inc., a manufacturer of precision assemblies for the defense and aerospace industries, where he was responsible for designing and implementing marketing strategies for both commercial and military markets.

    WILLIAM MCALLISTER has served as Vice President of Marketing since January 1999. From 1995 to 1998, Mr. McAllister was Vice President of Marketing for the Western Region for AT&T Wireless Services. From 1993 to 1995, Mr. McAllister was Vice President, General Manager, Oregon District for AT&T Wireless Services. From 1987 to 1993, Mr. McAllister was the Director, Sales and Marketing for the Oregon District of McCaw Cellular Communications, the predecessor of AT&T Wireless. From 1985 to 1987, Mr. McAllister was a Sales Manager with Nynex/IBM Corporation, where he held the positions of systems engineer, account executive and sales school instructor with IBM from 1974 to 1985.

    ARTHUR P. MINICH has served as Vice President Research and Product Development since March 1999. From 1997 to 1998, Mr. Minich was President and General Manager for the display division of Laser Power Corporation, as well as Acting Vice President of Operations for Laser Power's microlaser division. From 1992 to 1997, Mr. Minich was the Chief Technical Officer and Vice President of Research and Development for Proxima Corporation. He also was the Founder, President and Chairman of Pivotal Corp. from 1990 to 1992; Business Unit/Group General Manager for Eastman Kodak from 1988 to 1990; President and Chief Executive Officer for Daystar Systems Technology from 1985 to 1986; Division General Manager for Tektronix from 1982 to 1985; and Vice President of Research and Development and Software Sciences for Auto-trol Technology Corp. from 1977 to 1982. Mr. Minich began his career at Hewlett-Packard, where he spent twelve years in various research and development and manufacturing positions.

    DOUGLAS A. STOLL has served as Director of Engineering since October 1996. Mr. Stoll has responsibility for managing the Company's core technology and internal product development programs. Prior to joining the Company Mr. Stoll spent 16 years with the Space and Defense Sector of TRW, Inc. in various project management roles, where he managed several simulation and avionics design teams. Mr. Stoll was the program manager for all TRW activities on the B-2 program from 1990 through 1992. Prior to joining TRW, Mr. Stoll spent 10 years in the U.S. Air Force as a B-52 pilot and as a scientific analyst at the Edwards Flight Test Center. Mr. Stoll currently holds the rank of Lieutenant Colonel in the Air Force Reserves. Mr. Stoll earned an M.S. in Physics from Ohio State University, an M.S. in Systems Management from the University of Southern California and an executive MBA from UCLA.

    JOHN LEWIS has served as Director of Research since November 1996. Mr. Lewis has primary responsibility for directing and managing the ongoing research on the Company's core technology and for developing the Company's intellectual property assets. From 1978 to 1996, Mr. Lewis held various technical and management positions at Polaroid Corporation. During his tenure at Polaroid, Mr. Lewis headed several projects that involved using micro-optics in the coupling of semiconductor light sources and using scanning mechanisms for high quality imaging. From 1986 to 1994, Mr. Lewis managed the Department of Physical Systems within Polaroid's Research Division. Mr. Lewis holds a B.S. degree in physics from Massachusetts Institute of Technology and is named as inventor on five patents and two patents pending.

    THOMAS M. LIPPERT, PH.D. has served as Principal Scientist since August 1997. From 1992 to 1997, Dr. Lippert was Head of Display Technology at the David Sarnoff Research Center, where he was responsible for new business development and product management on both commercial and government contracts. From 1987 to 1992, Dr. Lippert was a Senior Principal Development Engineer with the Military Avionics Division of Honeywell, where he had technical responsibility for research related to advanced electronic and optic technologies applicable to helmet-mounted sight and display systems.

    ABRAHAM GROSS, PH.D. has served as Principal Engineer since July 1998. From 1992 to 1998, Dr. Gross was Chief Scientist of Orbotech, the world's largest developer of machine vision systems. From 1985 to 1987, Dr. Gross was a Senior Physicist at Optrotech. He started his career in 1983 as a research fellow in the atmospheric optics group of the Soreq Nuclear Research Center in Yavne, Israel. Dr. Gross holds various patents in the areas of optical systems, optical scanners and optical inspection systems.

    CASEY T. TEGREENE, ESQ. has served as Intellectual Property Counsel since July 1997. From 1992 to 1997, Mr. Tegreene was affiliated with the law firm of Seed and Berry where he specialized in electrical and mechanical patent matters including litigation. From 1989 to 1992, Mr. Tegreene was affiliated with Cravath, Swaine & Moore, where he specialized in corporate transactions and securities work. Prior to pursing his legal career, Mr. Tegreene worked with Motorola's Government Electronics Group as a research and design engineer focusing on optical and microwave systems and components. He graduated cum laude from the University of South Florida with a B.S.E. (Electrical--1981). He later received his M.S.E.E. from Georgia Institute of Technology (1983) and J.D. from New York University (1989). Mr. Tegreene was admitted to the Washington State Bar (1992) and the New York State Bar (1990), and is registered to practice before the U.S. Patent and Trademark Office. Mr. Tegreene is also a member of the Washington State Bar Association and the Washington State Patent Law Association.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In January 1999, Margaret Elardi, a director of the Company, purchased 5,000 shares of the Company's Series B Convertible Preferred Stock, Class 1 (the "Series B-1 Stock") for $5,000,000 in cash. The Series B-1 Stock will be convertible from time to time into shares of common stock at an initial conversion price of $12.50 per share, subject to adjustment under certain conditions. The Company also granted Mrs. Elardi an option to purchase 1,600 shares of Series B Convertible Preferred Stock, Class 2 (the "Series B-2 Stock") at $1,000 per share at any time prior to July 14, 1999, and an option to purchase 1,920 shares of Series B Convertible Preferred Stock, Class 3 (the "Series B-3 Stock") at $1,000 per share at any time prior to October 14, 1999. The initial conversion price for the Series B-2 Stock is $16.00 per share and for the Series B-3 Stock is $19.20 per share. Terms of the transaction include certain rights for Mrs. Elardi to have the common stock underlying the preferred stock registered by the Company.

    In January 1999, Capital Ventures International purchased 440,893 shares of Common Stock for $6,000,000 in cash. In addition, Capital Ventures International acquired two warrants, one to purchase up to 145,495 shares at $19.05 per share at any time until April 1, 2004 and another warrant to purchase up to 418,848 shares at a price of $17.91 per share on April 1, 2000. Under the terms of the Agreement, the Company will register the shares of common stock issued in the initial sale and underlying the two warrants. Terms of the transaction include a provision that could result in a one-time issuance of additional shares up to a fixed maximum of 225,774 if the market price (as defined in the Agreement) of the Company's common stock is less than $14.33 on the date of effectiveness of the registration statement.

                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

PROPOSAL ONE: ELECTION OF DIRECTORS

    The Board of Directors of the Company will consist of ten Directors who will be elected at the Annual Meeting to serve until their successors are elected at the next annual meeting of shareholders. Proxies received from shareholders, unless directed otherwise, will be voted FOR the election of the following nominees: Richard F. Rutkowski, Stephen R. Willey, Richard A. Raisig, Jacob Brouwer, Richard A. Cowell, Robert A. Ratliffe, Walter J. Lack, William A. Owens, Margaret Elardi and Douglas Trumbull.

    If any nominee is unable to stand for election, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. All of the nominees are currently Directors of the Company. The Company is not aware that any nominee is or will be unable to stand for election.

    Set forth below are the name, position held with the Company, and age of each of the nominees for Director of the Company. The principal occupation and recent employment history of each of the nominees are described below under "Directors and Executive Officers," and the number of shares of Common Stock beneficially owned by each nominee as of April 8, 1999, is set forth beginning on page 5.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED BELOW FOR DIRECTORS OF THE COMPANY.

NAME                               AGE                               POSITION
---------------------------------  ---   -----------------------------------------------------------------
Richard F. Rutkowski(1)(2).......  43    Chief Executive Officer, President and Director

Stephen R. Willey................  45    Executive Vice President and Director

Richard A. Raisig(1)(2)..........  51    Chief Financial Officer, Vice President, Operations, Secretary
                                           and Director

Jacob Brouwer(2).................  72    Director

Richard A. Cowell(3).............  51    Director

Margaret Elardi..................  74    Director

Walter J. Lack(1)(2)(3)..........  51    Director

William A. Owens.................  58    Director

Robert A. Ratliffe(1)............  38    Director

Douglas Trumbull.................  57    Director

------------------------

(1) Member of the Compensation Committee

(2) Member of the Finance Committee

(3) Member of the Audit Committee

    RICHARD F. RUTKOWSKI has served as Chief Executive Officer of the Company since September 1995, as President since July 1996, and as a director since August 1995. From November 1992 to May 1994, Mr. Rutkowski served as Executive Vice President of Medialink Technologies Corporation (formerly Lone Wolf Corporation), a developer of high speed digital networking technology for multimedia applications in audio-video computing, consumer electronics and telecommunications. From February 1990 to April 1995, Mr. Rutkowski was a principal of Rutkowski, Erickson, Scott, a consulting firm. Mr. Rutkowski also serves as a director of CMT Crimble Microtest.

    STEPHEN R. WILLEY has served as Executive Vice President of the Company since October 1995 and as a director since June 1995. Mr. Willey served as the Company's technical liaison to the University of Washington's HIT Lab. From January 1994 to April 1996, Mr. Willey served as an outside consultant to the Company through DGI The Development Group, Inc. ("DGI"), a business and technology consulting firm founded by Mr. Willey in 1985. As a principal of DGI, Mr. Willey provided senior management consulting services to CREO Products, Inc., an electro-optics equipment manufacturer, from June 1989 to December 1992. Mr. Willey also co-founded an Internet services company, PRO.NET Communications, Inc. Mr. Willey serves as a director of CMT Crimble Microtest and of In Step Mobile Communications, Inc.

    RICHARD A. RAISIG has served as Chief Financial Officer and Vice President, Operations of the Company since August 1996, as Secretary since April 1998, and as a director of the Company since March 1996. From June 1995 to August 1996, Mr. Raisig was Chief Financial Officer of Videx Equipment Corporation, a manufacturer and rebuilder of wire processing equipment for the cabling industry. From July 1992 to May 1995, Mr. Raisig was Chief Financial Officer and Senior Vice President-Finance for Killion Extruders, Inc., a manufacturer of plastic extrusion equipment. From February 1990 to July 1992, Mr. Raisig was Managing Director of Crimson Capital Company, an investment banking firm. Prior to 1990, Mr. Raisig was a Senior Vice President of Dean Witter Reynolds, Inc. Mr. Raisig is a Certified Public Accountant.

    JACOB BROUWER has served as a director of the Company since July 1996. Mr. Brouwer is the Chairman and Chief Executive Officer of Brouwer Claims Canada & Co. Ltd., an insurance adjusting company that he founded in 1956. Mr. Brouwer has served as a director for numerous companies, including the Canadian National Railway Company, Grand Trunk Railway (USA), First Interstate Bank of Washington and First Interstate Bank of Canada, The Insurance Corporation of British Columbia, Air BC, Golden Tulip Hotels Ltd., Prime Resources Group Inc. (Homestake), and Pioneer Life Assurance Company and former Chairman of the International Financial Centre of British Columbia and Northwestel Inc. Mr. Brouwer currently serves as a director of Doman Industries, a forest products company and was recently appointed as a board member of the West Vancouver Police Commission for the Province of British Columbia. He also serves on the Board of Governors of numerous Charitable Organizations such as the YMCA, Vancouver Aquarium, the Vancouver Bach Choir and the PC Canada Fund.

    RICHARD A. COWELL has served as a director of the Company since August 1996. Mr. Cowell is a Senior Associate at Booz Allen & Hamilton where, among other duties, he is involved in the incorporation of simulation and models into education and training programs for Department of Defense contractors. Prior to joining Booz Allen in March of 1996, Mr. Cowell served in the United States Army for 25 years. Immediately prior to his retirement from the Army, Mr. Cowell served as Director of the Louisiana Maneuvers Task Force reporting directly to the Chief of Staff, Army. Mr. Cowell has authored a number of articles relating to the future of the Army and received awards for writing and producing a film entitled "America's Army" in 1994. Mr. Cowell retired from the Army holding the rank of Colonel.

    MARGARET ELARDI has served as a director of the Company since January 1999. A long-time entrepreneur and philanthropist, Mrs. Elardi is a prominent real estate developer with a distinguished career spanning more than 30 years in the Nevada real estate and destination entertainment industry. Mrs. Elardi has served as a director of Nevada State Bank and Community Bank of Nevada. Mrs. Elardi instituted a first-of-its-kind scholarship program at the University of Nevada Las Vegas, which guarantees a four-year tuition waiver for virtually every high school valedictorian in the state.

    WALTER J. LACK has served as a director of the Company since August 1995. Mr. Lack is a partner of Engstrom, Lipscomb & Lack, a Los Angeles, California law firm that he founded in 1974. Mr. Lack has acted as a special arbitrator for the Superior Court of the State of California since 1976 and for the American Arbitration Association since 1979. He is a member of the International Academy of Trial Lawyers and an Advocate of the American Board of Trial Advocates. Mr. Lack also serves as a director of HCCH Insurance Holdings, Inc., a multinational insurance company listed on The New York Stock Exchange. Mr. Lack has been involved in a number of start-up companies, both as an investor and as a director.

    WILLIAM A. OWENS has served as a director of the Company since October 1998. Mr. Owens is the Vice Chairman and Co-Chief Executive Officer of Teledesic LLC, a satellite communications network company. Prior to joining Teledesic, Mr. Owens was President, Chief Operating Officer and Vice Chairman of the Board of Science Applications International Corporation (SAIC), a diversified high-technology research and engineering company. Prior to joining SAIC, Mr. Owens was Vice Chairman of the Joint Chiefs of Staff, the nation's second-ranking military officer. From 1991 to 1993, Mr. Owens was deputy chief of Naval Operations for Resources, Warfare Requirements and Assessments, and from 1990 to 1991 served as commander of the U.S. Sixth Fleet. From 1988 to 1991, Mr. Owens served as senior military assistant to the Secretary of Defense. In 1988 Mr. Owens was the director of the Office of Program Appraisal for the Secretary of the Navy and in 1987 he served as commander of Submarine Group Six, the Navy's largest submarine group.

    ROBERT A. RATLIFFE has served as a director of the Company since in July 1996. Since 1996, Mr. Ratliffe has been Vice President and principal of Eagle River, Inc., an investment company specializing in the telecommunications and technology sectors, and Vice President of Communications for Nextel Communications, Inc., a wireless telecommunications company. From 1986 to 1996, Mr. Ratliffe served as Senior Vice President, Communications, for AT&T Wireless Services, Inc., and its predecessor, McCaw Cellular Communications, Inc., where he also served as Vice President of External Affairs and as Vice President of Acquisitions and Development. Prior to joining McCaw Cellular Communications, Inc., Mr. Ratliffe was a Vice President with Seafirst Bank.

    DOUGLAS TRUMBULL has served as a director since October 1998. Mr. Trumbull is the President and Chief Executive Officer of Entertainment Design Workshop, LLC, a privately owned company he founded in 1997. Mr. Trumbull's career in the entertainment business spans 30 years, and his feature film projects include 2001: A SPACE ODYSSEY, CLOSE ENCOUNTERS OF THE THIRD KIND, BLADE RUNNER and STAR
TREK: THE MOTION PICTURE. Prior to forming EDW in 1997, Mr. Trumbull served as Vice Chairman of Imax Corporation, the leader in giant-screen film exhibition, and also served as President and Chief Executive Officer of Ridefilm Corporation, a wholly-owned subsidiary of Imax created to commercialize motion simulation technology. In addition to his artistic achievements, Mr. Trumbull holds 15 patents, including one for the first entertainment simulator ride and another for the Showscan-Registered Trademark- process for high-speed 70mm cinematography, which received a Scientific and Engineering Award from the Academy of Motion Picture Arts and Sciences. In 1995, Mr. Trumbull was awarded the International Monitor Awards Lifetime Achievement Award, as well as the American Society of Cinematographers President's Award for outstanding contributions to the field of film making.

PROPOSAL TWO: RATIFICATION OF INDEPENDENT AUDITORS

    The Board of Directors has appointed PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 1999, and has further directed that the selection of such auditors be submitted for ratification by the shareholders at the Annual Meeting. The Company has been advised by PricewaterhouseCoopers LLP that neither that firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent public accountants and clients. PricewaterhouseCoopers LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement and will be available to respond to appropriate questions from shareholders.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

    In the event that the votes cast in favor of ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors do not exceed the votes cast against such action, the selection of other auditors will be considered by the Board of Directors.

                                 ANNUAL REPORT

    The Company's Annual Report for the fiscal year ended December 31, 1998 was first mailed to the shareholders of the Company with this Proxy Statement on or about May 7, 1999. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference herein.

                                 OTHER BUSINESS

    We know of no other matters to be voted on at the Annual Meeting. If, however, other matters are presented for a vote at the meeting, the proxy holders (the individuals designated on the proxy card) will vote your shares according to their judgment on those matters.

                    INFORMATION ABOUT SHAREHOLDER PROPOSALS
                       AND NOMINATING DIRECTOR CANDIDATES

SHAREHOLDER PROPOSALS

    In order for a shareholder proposal to be considered for inclusion in our proxy statement for the year 2000 Annual Meeting, the written proposal must be received by the Company no later than January 8, 2000. Such proposals also must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company sponsored proxy materials.

    If a shareholder proposal is not included in our proxy statement for the year 2000 Annual Meeting, it may be raised from the floor during the meeting if written notice of the proposal is received by the Company not less than 60 nor more than 90 days prior to the meeting or, if later, by the 10th business day following the first public announcement of the meeting.

    The proposal must also contain the information required in our Bylaws for shareholder proposals, including:

    1. a brief description of the business you wish to bring before the meeting, the reasons for conducting such business, the language of the proposal and any material interest you have in such business,

    2.  your name and address,

    3. the number of shares of our stock that you own and when you acquired them,

    4. a representation that you intend to appear at the meeting, in person or by proxy, and

    5.  a representation that you are entitled to vote at the meeting.

    The Chairman, if the facts so warrant, may direct that any business was not properly brought before the meeting in accordance with our Bylaws.

DIRECTOR CANDIDATES

    You may propose director candidates for consideration by our Board simply by writing us.

    In addition, our Bylaws permit shareholders to nominate directors at a shareholder meeting. In order to nominate a director at a shareholder meeting, you must notify us not fewer than 60 nor more than 90 days in advance of the meeting or, if later, by the 10th business day following the first public announcement of the meeting. In addition, the proposal must contain the information required in our Bylaws for director nominations, including:

    - your name and address,

    - the number of shares of our stock that you own and when you acquired them,

    - a representation that you are entitled to vote at the meeting,

    - a representation that you intend to appear at the meeting, in person or by proxy, to nominate the person or persons specified in the notice,

    - each nominee's name, age, address, and principal occupation or employment,

    - all information concerning the nominee that must be disclosed about nominees in proxy solicitations under the SEC proxy rules, and

    - each nominee's executed consent to serve as a director if so elected.

    The Chairman, in his discretion, may determine that a proposed nomination was not made in accordance with the required procedures and, if so, disregard the nomination.

    If you wish to obtain a free copy of our Bylaws or make proposals or nominate candidates for the Board, please contact Richard A. Raisig, Secretary, Microvision, Inc., 19910 North Creek Parkway, Bothell, Washington 98011.

                                          By Order of the Board of Directors,

                                          RICHARD F. RUTKOWSKI

                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

May 7, 1999

Bothell, Washington

                                     PROXY
                               MICROVISION, INC.

                          ANNUAL MEETING JUNE 10, 1999

                     PROXY SOLICITED BY BOARD OF DIRECTORS
     THE ANNUAL MEETING OF SHAREHOLDERS OF MICROVISION, INC. WILL BE HELD ON JUNE 10, 1999 AT 9:00 A.M., PACIFIC DAYLIGHT TIME, AT THE COMPANY'S
  HEADQUARTERS, LOCATED AT 19910 NORTH CREEK PARKWAY, BOTHELL, WASHINGTON

     The undersigned hereby appoints Richard F. Rutkowski and Richard A. Raisig, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the annual meeting of shareholders of Microvision, Inc. (the "Company") on June 10, 1999, and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following matters proposed by the Board of Directors:

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE.)

--------------------------------------------------------------------------------
              -  Please Detach and Mail in the Envelope Provided  -

                                                         Please mark
                                                          your votes  / X /
                                                          as in this
                                                           example


                   FOR the      WITHHOLD AUTHORITY
                  nominees      to vote for the nominees

1.  Election of     /  /        /  /
    Directors:
                                         Nominees: Richard F. Rutkowski
                                                   Stephen R. Willey
                                                   Richard A. Raisig
                                                   Jacob Brouwer
                                                   Richard A. Cowell
                                                   Margaret Elardi
                                                   Walter J. Lack
                                                   William A. Owens
                                                   Robert A. Ratliffe
                                                   Douglas Trumbull



Shareholders may withhold authority to vote for any particular nominee by lining through or otherwise striking out the name of any nominee.

2.  Proposal to ratify the appointment of          FOR    AGAINST   ABSTAIN
    PricewaterhouseCoopers LLP as independent      /  /    /  /       /  /
    auditors of the Company for the fiscal
    year ending December 31, 1999.

3. Transaction of any business that properly comes before the meeting or any adjournments thereof and matters incident to the conduct of the meeting. A majority of the proxies or substitutes at the meeting may exercise all the powers granted hereby.

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS OF THE COMPANY. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS THAT MAY COME BEFORE THE MEETING.


Signature or Signatures:                                    Date          , 1999
                        ------------------ -----------------     --------

NOTE: Please date and sign as name is imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer.

--------------------------------------------------------------------------------
              -  Please Detach and Mail in the Envelope Provided  -


                       PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                       ANNUAL MEETING OF SHAREHOLDERS
                             MICROVISION, INC.

                               JUNE 10, 1999